UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Commission File Number 1-5674

        Date of Report (date of earliest event reported): August 19, 2003


                              ANGELICA CORPORATION
             (Exact name of registrant as specified in its charter)


              Missouri                                        43-0905260
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)

      424 South Woods Mill Road
       Chesterfield, Missouri                                 63017-3406
(Address of principal executive offices)                      (Zip Code)


                                 (314) 854-3800
              (Registrant's telephone number, including area code)


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Item 7.           Financial Statements and Exhibits

                 (c)      Exhibits

                          99.1    Earnings Press Release, dated August 19, 2003

Item 12.          Results of Operations and Financial Condition

                  On August 19, 2003, Angelica Corporation (the "Registrant") issued a press release announcing its earnings for the second quarter ended July 26, 2003. A copy of the press release is attached as Exhibit 99.1, which is incorporated herein by reference.

                  This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or Securities Exchange Act of 1934.

                                      * * *

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 19, 2003

                             ANGELICA CORPORATION



                             By:  /s/ T. M. Armstrong
                                ------------------------------------------------
                                 T. M. Armstrong
                                 Senior Vice President-Finance and
                                 Administration and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Earnings Press Release, dated August 19, 2003

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